UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock Funds
iShares Developed Real Estate Index Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 1/31/2021

Date of reporting period: 1/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2021

2021 Annual Report

BlackRock FundsSM

•	iShares Developed Real Estate Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of January 31, 2021 has been a time of sudden change, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the virus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimuli. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment and posted positive returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) dropped to historic lows. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts continue to ramp up. Significant additional U.S. stimulus spending in early 2021 is being negotiated in Congress, which would provide a solid tailwind for economic growth. Inflation should increase somewhat as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	14.47%	17.25%

U.S. small cap equities (Russell 2000® Index)	40.89	30.17

International equities (MSCI Europe, Australasia, Far East Index)	17.58	8.94

Emerging market equities (MSCI Emerging Markets Index)	24.07	27.89

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.54

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(4.56)	4.91

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.91)	4.72

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.06	3.85

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.72	7.38

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of January 31, 2021	iShares Developed Real Estate Index Fund

Investment Objective

iShares Developed Real Estate Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of real estate equities in developed markets.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended January 31, 2021, the Fund’s Institutional Shares returned (9.77)%, Investor A Shares returned (10.07)% and Class K Shares returned (9.74)%. The benchmark FTSE EPRA Nareit Developed Index returned (10.53)% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

U.S. equities experienced significant losses in the first quarter of 2020. Fears of the coronavirus pandemic and its economic toll continued to drive unprecedented levels of financial market volatility. The Chicago Board Options Exchange Volatility Index, which measures near-term stock market volatility, surged to its highest level since the 2008 financial crisis, and the S&P 500® Index experienced its quickest bear market contraction on record. Economic activity fell to a standstill with the Purchasing Managers Index (an index of the prevailing direction of economic trends in the manufacturing and service sectors) across the globe registering the lowest levels on record while jobless claims surged. In late March, the United States saw a record number of initial unemployment claims as 3.3 million people filed for unemployment benefits while the consensus estimate had been around 1.4 million.

On the policy front, global governments unleashed large stimulus packages to combat the shock on the worldwide economy. The United States passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Fed cut the policy rate to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. Furthermore, the Fed announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history.

In the Asia-Pacific region, Japan outperformed relatively in the first quarter of 2020 while the country is likely to see a technical recession after a contraction in its fourth quarter of 2019 gross domestic product growth due to a sales tax hike and as the coronavirus pandemic hit Japan’s tourism and trade in the first quarter of 2020. Both Singapore and Australia suffered from record drawdowns on coronavirus fears during the quarter.

On continental Europe, Italy and Spain were among the worst performers in the first quarter of 2020 as the coronavirus outbreak in Italy intensified in late February and virus-related measures started to disrupt economic activities in the broader region with both France and Germany also weighing on the eurozone equity market. The globally integrated European economy is particularly vulnerable to global supply chain disruptions, posing downside risks to growth. Macro data across the region already showed a significant negative impact, as export orders sharply declined and the Eurozone March 2020 final manufacturing Purchasing Managers’ Index came in at 44.5 versus the 44.6 estimated, its lowest since July 2012.

In the United Kingdom, business sentiment improved in the first two months of 2020, before the spread of coronavirus started to rattle its economy, pushing U.K. equities down in March 2020.

Developed markets advanced in the second quarter of 2020, amid strong fiscal and monetary stimulus, combined with the reopening of economies.

U.S. equities registered a strong recovery in the second quarter of 2020. U.S. stocks outperformed other regions in the second quarter of 2020, with a sharper recovery from the troughs of late March. This was largely supported by the historic U.S. policy response. The United States delivered coordinated fiscal and monetary support sufficient to offset the estimated initial shock from the coronavirus pandemic and spillovers to the full economy. Toward the end of the second quarter, government measures to contain the coronavirus had been gradually lifted in many states, boosting economic activity and employment.

In the Asia-Pacific region, Australia led strong gains after suffering from record drawdowns on coronavirus fears in the previous quarter. Hong Kong and Singapore posted positive returns but underperformed in the region.

The European Central Bank (“ECB”) continued its quantitative easing with a novel and flexible Pandemic Emergency Purchase Programme that allows the ECB to buy government debt out of proportion to euro area country shareholdings in the bank. Meanwhile, the targeted long-term refinancing operation provided a record boost to the ECB balance.

On continental Europe, Germany outperformed in the second quarter of 2020 with stronger government support while Italy, Switzerland and Spain lagged. Shares in the United Kingdom underperformed the region, with lower quarterly gains.

From a sector perspective, all GICS sectors rallied in the second quarter of 2020. Information technology and materials outperformed in the asset class while traditional defensive sectors such as consumer staples and real estate fell behind in the rally. Energy remained the worst-performing sector.

In the third quarter of 2020, U.S. stocks continued their recovery over July and August and maintained recording all-time highs until early September when valuation concerns created market volatility and led to a market sell off. COVID-19 continued to be center stage over the third quarter but the ease of some restrictions, coupled with a drop in the number of new cases in the United States and the Fed’s accommodative policies, supported the U.S. market recovery over the third quarter despite the spikes in volatility and the market sell off that dampened the recovery momentum.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2021 (continued)	iShares Developed Real Estate Index Fund

Developed non-U.S. markets continued their recovery over the third quarter of 2020 but at a slower pace than the second quarter. The ease of restrictions and supportive fiscal and monetary policies helped the market recovery over the quarter despite the market drop toward the end of the quarter as concerns about a third coronavirus wave in the developed countries started to arise. The ECB kept its quantitative easing policies unchanged even with rising concerns around inflation and debt level in the Eurozone. The low inflation rate, euro appreciation, and slower recovery signs shown in economic data started to surface toward the second half of the third quarter and pushed the ECB to consider adjusting its policies in the fourth quarter of 2020 to tackle the low inflation rate

U.S. markets reacted positively to the U.S. presidential election results following a poor start to the fourth quarter of 2020. The victory of Joe Biden came as an indicator of more stable internal and external policies. The fear of rising COVID-19 cases in the United States was offset by positive vaccine news and an announcement of a $900 billion stimulus in late December, which supported the market’s positive performance. Sectors that were severely impacted by the coronavirus pandemic, such as energy and financials, recovered following the positive vaccine news in November, prompting these two sectors to recoup some of the losses incurred earlier in 2020.

In the fourth quarter of 2020, developed markets rallied despite negative performance over October. Additionally, the Biden-Harris ticket was declared the winner of the U.S. presidential election. This caused market participants to forecast decreased trade tensions between the United States and its counterparties, along with more stable global policies. In addition, the announcement of the COVID-19 vaccine and the subsequent debut of vaccine distribution across developed countries reinforced the performance of the developed equity markets.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the FTSE EPRA Nareit Developed Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on August 13, 2015.

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the FTSE EPRA Nareit Developed Index and in depositary receipts representing securities of the FTSE EPRA Nareit Developed Index.

(c)	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe and Asia.

F U N D S U M M A R Y	5

Fund Summary as of January 31, 2021 (continued)	iShares Developed Real Estate Index Fund

Performance Summary for the Period Ended January 31, 2021

		Average Annual Total Returns(a)

	6-Month Total Returns	1 Year	5 Years	Since Inception	(b)
Institutional	11.76%	(9.77)%	4.96%	3.51%
Investor A	11.59	(10.07)	4.67	3.24
Class K	11.80	(9.74)	5.01	3.56
FTSE EPRA Nareit Developed Index	11.60	(10.53)	4.49	3.06

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on August 13, 2015.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (08/01/20)	Ending Account Value (01/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (08/01/20)	Ending Account Value (01/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,117.60	$1.06		$1,000.00	$1,024.13	$1.02		0.20%
Investor A	1,000.00	1,115.90	2.61		1,000.00	1,022.67	2.49		0.49
Class K	1,000.00	1,118.00	0.75		1,000.00	1,024.43	0.71		0.14

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Prologis, Inc.	5%
Digital Realty Trust, Inc.	3
Vonovia SE	2
Public Storage	2
Simon Property Group, Inc.	2
Welltower, Inc.	2
AvalonBay Communities, Inc.	2
Equity Residential	1
Alexandria Real Estate Equities, Inc.	1
Realty Income Corp.	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
United States	55%
Japan	12
Germany	6
Hong Kong	6
United Kingdom	5
Australia	4
Singapore	3
Canada	3
Sweden	2
France	2
Belgium	1
Switzerland	1
Other#	—	(a)
Liabilities in Excess of Other Assets	(—	)(b)

(a)	Rounds to less than 1% of net assets.
(b)	Rounds to more than (1)% of net assets.
#	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance	iShares Developed Real Estate Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on August 1, 2020 and held through January 31, 2021) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Schedule of Investments January 31, 2021	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Equity Real Estate Investment Trusts (REITs) — 79.5%
Aberdeen Standard European Logistics Income PLC(a)	332,070	$527,783
Acadia Realty Trust	109,672	1,590,244
Activia Properties, Inc.	903	3,610,832
Advance Residence Investment Corp.	1,674	4,969,641
Aedifica SA	43,284	5,223,500
AEON REIT Investment Corp.	2,026	2,674,305
Agree Realty Corp.	69,425	4,387,660
Alexander’s, Inc.	2,666	712,355
Alexandria Real Estate Equities, Inc.	173,064	28,920,725
Allied Properties Real Estate Investment Trust	158,764	4,505,607
alstria office REIT-AG	231,305	3,985,941
American Assets Trust, Inc.	64,012	1,768,652
American Campus Communities, Inc.	175,527	7,224,691
American Finance Trust, Inc.	140,211	1,020,736
American Homes Rent, Class A	351,423	10,623,517
Americold Realty Trust	263,923	9,213,552
Apartment Income REIT Corp.(b)	191,422	7,421,431
Apartment Investment and Management Co., Class A	188,862	866,877
Apple Hospitality REIT, Inc.	268,619	3,352,365
Armada Hoffler Properties, Inc.	75,329	809,787
Artis Real Estate Investment Trust	149,475	1,214,503
Ascencio	5,983	359,766
Ascendas Real Estate Investment Trust	4,234,859	9,771,220
Ascott Residence Trust(c)	2,263,900	1,779,558
Assura PLC	3,386,000	3,353,219
AvalonBay Communities, Inc.	181,902	29,771,900
Befimmo SA	28,565	1,214,886
Big Yellow Group PLC	205,901	3,107,037
BMO Commercial Property Trust Ltd.	640,858	684,896
BMO Real Estate Investments Ltd.	272,150	264,749
Boardwalk Real Estate Investment Trust	49,824	1,348,901
Boston Properties, Inc.	201,019	18,347,004
Brandywine Realty Trust	218,744	2,406,184
British Land Co. PLC	1,194,886	7,307,017
Brixmor Property Group, Inc.	382,472	6,475,251
Brookfield Property REIT, Inc., Class A	49,621	860,924
BWP Trust	616,034	2,015,803
Camden Property Trust	121,969	12,459,133
Canadian Apartment Properties REIT	220,104	8,812,766
Capital & Counties Properties PLC	934,723	1,786,014
CapitaLand Integrated Commercial Trust	5,663,944	9,048,995
CareTrust REIT, Inc.	118,372	2,658,635
Carmila SA	47,367	647,537
CDL Hospitality Trusts(c)(d)	1,044,600	963,938
Centerspace	15,999	1,118,970
Champion REIT	2,587,000	1,484,407
Charter Hall Long Wale REIT	585,430	2,051,645
Charter Hall Retail REIT	641,435	1,732,240
Choice Properties Real Estate Investment Trust	333,946	3,376,674
Civitas Social Housing PLC	806,929	1,189,436
Cofinimmo SA	34,882	5,214,811
Colony Capital, Inc.	605,242	3,002,000
Columbia Property Trust, Inc.	144,440	1,964,384
Comforia Residential REIT, Inc.	788	2,241,479
Cominar Real Estate Investment Trust	216,661	1,365,621
Community Healthcare Trust, Inc.	29,047	1,298,982
Corporate Office Properties Trust	143,877	3,779,649
Cousins Properties, Inc.	190,941	6,022,279
Covivio	64,836	5,323,701

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Crombie Real Estate Investment Trust(c)	115,486	$1,286,038
Cromwell Property Group	1,907,309	1,175,890
CubeSmart	250,463	8,726,131
Custodian Reit PLC	503,149	641,132
CyrusOne, Inc.	154,731	11,287,626
Daiwa House REIT Investment Corp.	2,587	6,968,898
Daiwa Office Investment Corp.	361	2,340,408
Daiwa Securities Living Investments Corp.	2,426	2,331,409
Derwent London PLC	130,490	5,648,466
Dexus	1,420,237	9,726,049
DiamondRock Hospitality Co.	257,220	2,109,204
Digital Realty Trust, Inc.	361,051	51,973,291
Diversified Healthcare Trust	307,287	1,235,294
Douglas Emmett, Inc.	214,546	5,945,070
Dream Industrial Real Estate Investment Trust	192,014	1,903,998
Dream Office Real Estate Investment Trust	58,008	870,971
Duke Realty Corp.	476,062	18,833,013
Easterly Government Properties, Inc.	102,739	2,255,121
EastGroup Properties, Inc.	49,976	6,753,757
Empire State Realty Trust, Inc., Class A	189,460	1,868,076
Empiric Student Property PLC	770,107	773,434
EPR Properties	95,376	3,780,705
Equity Commonwealth	152,183	4,338,737
Equity LifeStyle Properties, Inc.	224,977	13,687,601
Equity Residential	475,108	29,285,657
Essential Properties Realty Trust, Inc.	131,914	2,746,449
Essex Property Trust, Inc.	84,278	20,193,852
Eurocommercial Properties NV(b)	62,891	1,213,600
Extra Space Storage, Inc.	162,947	18,541,739
Federal Realty Investment Trust	97,586	8,544,630
First Capital Real Estate Investment Trust	275,412	3,174,642
First Industrial Realty Trust, Inc.	166,633	6,771,965
Fortune Real Estate Investment Trust	1,699,000	1,514,095
Four Corners Property Trust, Inc.	93,244	2,457,912
Franklin Street Properties Corp.	142,506	585,700
Frasers Centrepoint Trust(c)	1,395,705	2,713,451
Frasers Logistics & Industrial Trust	3,332,000	3,601,680
Frontier Real Estate Investment Corp.	581	2,383,593
Fukuoka REIT Corp.	933	1,423,266
Gaming and Leisure Properties, Inc.	279,956	11,514,590
GCP Student Living PLC	606,804	1,219,953
Gecina SA	67,394	9,574,940
Getty Realty Corp.	42,718	1,135,017
Global Net Lease, Inc.	118,120	1,902,913
Global One Real Estate Investment Corp.	1,237	1,290,242
GLP J-Reit	5,301	8,540,158
Goodman Property Trust	1,415,078	2,285,867
GPT Group	2,535,920	8,333,812
Granite Real Estate Investment Trust	75,013	4,393,723
Great Portland Estates PLC	325,813	2,902,142
H&R Real Estate Investment Trust	358,785	3,411,789
Hamborner REIT AG	95,069	1,074,427
Hammerson PLC	4,872,146	1,540,649
Healthcare Realty Trust, Inc.	173,559	5,208,506
Healthcare Trust of America, Inc., Class A	282,078	7,968,703
Healthpeak Properties, Inc.	696,935	20,664,123
Hibernia REIT PLC	866,417	1,152,378
Highwoods Properties, Inc.	131,611	4,934,096
Host Hotels & Resorts, Inc.	905,414	12,268,360
Hudson Pacific Properties, Inc.	195,652	4,586,083
Hulic Reit, Inc.	1,462	2,223,290
ICADE	41,415	2,978,298

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) January 31, 2021	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Ichigo Office REIT Investment	1,525	$1,167,866
Immobiliare Grande Distribuzione SIIQ SpA	88,873	390,113
Impact Healthcare Reit PLC	338,348	533,126
Independence Realty Trust, Inc.	119,812	1,591,103
Industrial & Infrastructure Fund Investment Corp.	2,468	4,442,502
Industrial Logistics Properties Trust	85,615	1,815,894
Inmobiliaria Colonial Socimi SA	420,164	4,039,290
Innovative Industrial Properties, Inc.	28,081	5,254,517
InterRent Real Estate Investment Trust	146,365	1,612,733
Intervest Offices & Warehouses NV	29,233	786,089
Invesco Office J-Reit, Inc.	11,072	1,608,195
Invincible Investment Corp.	6,472	2,157,656
Invitation Homes, Inc.	725,088	21,375,594
Irish Residential Properties REIT PLC	562,785	987,571
Japan Excellent, Inc.	1,565	1,908,213
Japan Hotel REIT Investment Corp.	5,764	2,903,473
Japan Logistics Fund, Inc.	1,124	3,362,146
Japan Prime Realty Investment Corp.	1,133	3,997,371
Japan Real Estate Investment Corp.	1,687	10,280,311
Japan Retail Fund Investment Corp.	3,378	6,409,875
JBG SMITH Properties	158,559	4,734,572
Kenedix Office Investment Corp.	485	3,121,641
Kenedix Residential Next Investment Corp.	1,223	2,124,583
Kenedix Retail REIT Corp.	687	1,662,766
Keppel DC REIT(c)	1,571,491	3,511,802
Keppel REIT(c)	2,589,600	2,366,538
Killam Apartment Real Estate Investment Trust	122,079	1,676,408
Kilroy Realty Corp.	148,995	8,437,587
Kimco Realty Corp.	530,808	8,763,640
Kite Realty Group Trust	109,261	1,741,620
Kiwi Property Group Ltd.	1,993,670	1,837,583
Klepierre SA	241,915	5,798,007
Land Securities Group PLC	927,936	7,769,412
Lar Espana Real Estate Socimi SA	80,137	449,782
LaSalle Logiport REIT	2,105	3,302,832
Leasinvest Real Estate SCA	3,208	311,445
Lexington Realty Trust	355,597	3,644,869
Life Storage, Inc.	93,687	7,642,985
Link REIT	2,663,900	23,109,995
LondonMetric Property PLC	1,139,478	3,546,590
LTC Properties, Inc.	49,312	1,905,416
LXI REIT PLC	674,355	1,150,561
Macerich Co.(c)	192,152	3,016,786
Mack-Cali Realty Corp.	115,360	1,468,533
Manulife U.S. Real Estate Investment Trust	1,851,300	1,355,092
Mapletree Commercial Trust(c)	2,860,847	4,426,093
Mapletree Industrial Trust	2,111,800	4,547,273
Mapletree Logistics Trust	3,540,716	5,251,385
MCUBS MidCity Investment Corp.	2,118	1,993,513
Medical Properties Trust, Inc.	728,676	15,382,350
Mercialys SA	73,969	670,660
Merlin Properties Socimi SA	429,640	4,114,911
Mid-America Apartment Communities, Inc.	147,188	19,539,207
Mirvac Group	5,066,301	9,142,374
Mitsubishi Estate Logistics REIT Investment Corp.	428	1,704,277
Mitsui Fudosan Logistics Park, Inc.	641	3,204,432
Monmouth Real Estate Investment Corp.	123,739	2,144,397
Montea C.V.A	16,634	2,028,137
Mori Hills REIT Investment Corp.	1,990	2,774,031
Mori Trust Sogo Reit, Inc.	1,259	1,665,043
National Health Investors, Inc.	55,451	3,595,443
National Retail Properties, Inc.	224,384	8,750,976
National Storage Affiliates Trust	81,418	2,975,014

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
National Storage REIT	1,267,425	$1,842,586
NewRiver REIT PLC	418,143	474,377
NexPoint Residential Trust, Inc.	29,098	1,148,498
Nippon Accommodations Fund, Inc.	580	3,191,690
Nippon Building Fund, Inc.	1,910	11,536,504
Nippon Prologis REIT, Inc.	2,773	9,039,660
NIPPON REIT Investment Corp.	550	1,955,212
Nomura Real Estate Master Fund, Inc.	5,835	8,884,212
NorthWest Healthcare Properties Real Estate Investment Trust(c)	189,115	1,906,309
NSI NV	24,138	995,209
Office Properties Income Trust	60,365	1,396,846
Omega Healthcare Investors, Inc.	291,812	10,569,431
Orix JREIT, Inc.	3,405	5,709,630
Paramount Group, Inc.	248,905	2,212,765
Park Hotels & Resorts, Inc.	302,760	5,050,037
Parkway Life Real Estate Investment Trust(c)	511,900	1,596,834
Pebblebrook Hotel Trust(c)	167,062	3,070,600
Physicians Realty Trust	267,478	4,715,637
Picton Property Income Ltd.	739,788	836,237
Piedmont Office Realty Trust, Inc., Class A	162,175	2,494,251
Precinct Properties New Zealand Ltd.	1,349,214	1,665,508
Premier Investment Corp.	1,675	2,110,927
Primary Health Properties PLC	1,661,041	3,295,887
Prologis, Inc.	952,702	98,318,846
PS Business Parks, Inc., Class A	25,924	3,528,775
Public Storage	194,943	44,372,926
QTS Realty Trust, Inc., Class A	82,842	5,393,014
RDI REIT PLC	351,078	438,218
Realty Income Corp.	454,380	26,835,683
Regency Centers Corp.	218,229	10,296,044
Regional REIT Ltd.(a)	495,217	555,031
Retail Estates NV	13,693	998,974
Retail Opportunity Investments Corp.	151,841	2,139,440
Retail Properties of America, Inc., Class A	268,533	2,473,189
Rexford Industrial Realty, Inc.	158,775	7,770,448
RioCan Real Estate Investment Trust	411,456	5,479,645
RLJ Lodging Trust	211,448	2,729,794
RPT Realty	101,833	941,955
Ryman Hospitality Properties, Inc.	65,182	4,227,053
Sabra Health Care REIT, Inc.	263,626	4,426,281
Safehold, Inc.(c)	22,624	1,664,674
Safestore Holdings PLC	262,214	2,903,282
Scentre Group	6,730,951	13,944,118
Schroder Real Estate Investment Trust Ltd.	569,193	310,341
Segro PLC	1,540,568	20,049,680
Sekisui House Reit, Inc.	5,193	3,758,346
Service Properties Trust	205,504	2,180,397
Shaftesbury PLC(b)	327,679	2,501,212
Shopping Centres Australasia Property Group	1,374,941	2,431,303
Simon Property Group, Inc.	418,084	38,852,546
SITE Centers Corp.	197,604	2,191,428
SL Green Realty Corp.	94,076	6,348,248
SmartCentres Real Estate Investment Trust	168,737	3,104,893
Spirit Realty Capital, Inc.	141,194	5,444,441
STAG Industrial, Inc.	191,147	5,696,181
Standard Life Investment Property Income Trust Ltd.	521,264	415,475
Stockland	3,093,591	10,440,234
STORE Capital Corp.	311,173	9,652,586
Summit Hotel Properties, Inc.	123,225	998,123
Summit Industrial Income REIT	158,430	1,640,362
Sun Communities, Inc.	136,709	19,567,159
Sunstone Hotel Investors, Inc.	277,457	2,968,790

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) January 31, 2021	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Suntec Real Estate Investment Trust(c)	2,617,600	$3,136,251
Tanger Factory Outlet Centers, Inc.(c)	119,427	1,842,759
Target Healthcare REIT PLC	571,254	901,675
Terreno Realty Corp.	86,272	4,881,270
Tokyu REIT, Inc.	1,120	1,770,486
Triple Point Social Housing REIT PLC(a)	494,803	718,632
Tritax Big Box REIT PLC	2,213,629	5,574,832
UDR, Inc.	378,934	14,570,012
UK Commercial Property REIT Ltd.	915,935	816,917
Unibail-Rodamco-Westfield(c)	175,058	14,781,800
UNITE Group PLC(b)	413,138	5,418,520
United Urban Investment Corp.	3,877	5,274,724
Universal Health Realty Income Trust	16,769	1,000,774
Urban Edge Properties	151,382	2,087,558
Vastned Retail NV	22,978	651,113
Ventas, Inc.	482,403	22,224,306
VEREIT Inc.	283,351	9,982,456
VICI Properties, Inc.	690,822	17,463,980
Vicinity Centres	4,881,661	5,680,256
Vornado Realty Trust	224,911	8,942,461
Warehouses De Pauw CVA	172,729	6,201,910
Washington Real Estate Investment Trust	106,451	2,335,535
Waypoint REIT	999,772	1,954,181
Weingarten Realty Investors	155,016	3,489,410
Welltower, Inc.	540,523	32,755,694
Wereldhave NV(b)(c)	50,976	748,807
Workspace Group PLC	173,302	1,698,953
WP Carey, Inc.	225,148	14,949,827
WPT Industrial Real Estate Investment Trust	70,901	1,111,728
Xenia Hotels & Resorts, Inc.	146,444	2,119,045
Xior Student Housing NV	19,892	1,214,849

		1,598,925,826

Health Care Providers & Services — 0.1%
Chartwell Retirement Residences	282,500	2,361,623

Hotels, Restaurants & Leisure — 0.1%
Pandox AB(b)	114,875	1,724,931

Real Estate Management & Development — 19.2%
ADLER Group SA(a)(b)	104,006	3,137,740
Aeon Mall Co. Ltd.	154,000	2,493,079
Allreal Holding AG, Registered Shares	18,069	3,936,154
Amot Investments Ltd.	178,536	983,358
Aroundtown SA	1,573,569	10,924,153
Atrium Ljungberg AB, B Shares	61,253	1,178,282
Azrieli Group Ltd.	47,577	2,892,227
CA Immobilien Anlagen AG	88,259	3,801,138
CapitaLand Ltd.	3,329,700	8,003,442
Castellum AB	350,432	8,407,341
Catena AB	32,323	1,505,232
City Developments Ltd.	610,100	3,295,381
Citycon OYJ(c)	99,233	972,219
CK Asset Holdings Ltd.	3,076,500	15,350,254
CLS Holdings PLC	194,168	568,963
Deutsche EuroShop AG(b)	67,357	1,441,027
Deutsche Wohnen SE	449,093	22,224,052
Dios Fastigheter AB	112,558	963,240
Entra ASA(a)	217,356	4,839,128
Fabege AB	343,317	5,115,964
Fastighets AB Balder, B Shares(b)	124,597	6,226,656
Grainger PLC	860,230	3,127,771
Grand City Properties SA	146,188	3,631,092

Security	Shares	Value

Real Estate Management & Development (continued)
Hang Lung Properties Ltd.	2,604,000	$6,919,887
Helical PLC	139,521	724,514
Hiag Immobilien Holding AG(b)	3,673	426,781
Hongkong Land Holdings Ltd.	1,494,800	6,891,509
Hufvudstaden AB, A Shares	138,357	2,113,189
Hulic Co. Ltd.	471,600	5,331,922
Hysan Development Co. Ltd.	795,000	2,883,057
Intershop Holding AG	1,461	984,114
Kennedy-Wilson Holdings, Inc.	158,313	2,721,400
Klovern AB, B Shares	810,179	1,342,222
Kojamo OYJ	250,918	5,347,268
Kungsleden AB	247,348	2,529,189
LEG Immobilien AG	93,716	13,434,328
Mitsubishi Estate Co. Ltd.	1,475,100	23,336,046
Mitsui Fudosan Co. Ltd.	1,198,400	24,324,686
Mobimo Holding AG, Registered Shares	8,380	2,639,352
New World Development Co. Ltd.	1,840,507	8,521,701
Nomura Real Estate Holdings, Inc.	145,100	3,240,939
Nyfosa AB(b)	222,159	2,146,577
Phoenix Spree Deutschland Ltd.	107,027	476,590
PSP Swiss Property AG, Registered Shares	56,109	7,178,511
Samhallsbyggnadsbolaget i Norden AB	1,238,293	4,055,365
Shurgard Self Storage SA	33,265	1,464,107
Sino Land Co. Ltd.	4,271,405	5,916,166
Sirius Real Estate Ltd.	1,234,226	1,594,861
Sumitomo Realty & Development Co. Ltd.	511,800	15,449,092
Sun Hung Kai Properties Ltd.	1,841,000	25,148,457
Swire Properties Ltd.	1,365,200	3,957,202
Swiss Prime Site AG, Registered Shares	96,852	9,413,220
TAG Immobilien AG	163,388	5,017,109
TLG Immobilien AG	15,455	430,626
Tokyo Tatemono Co. Ltd.	258,700	3,492,576
Tritax EuroBox PLC(a)	574,224	849,715
UOL Group Ltd.	642,900	3,529,195
Vonovia SE	733,711	48,989,870
Wallenstam AB, B Shares	207,733	3,162,790
Wharf Real Estate Investment Co. Ltd.(c)	2,134,000	11,270,944
Wihlborgs Fastigheter AB	173,203	3,556,898

		385,829,868

Total Long-Term Investments — 98.9% (Cost: $1,811,993,286)		1,988,842,248

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17%(e)(f)(g)	27,063,137	27,079,375
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.02%(e)(f)	4,967,564	4,967,564

Total Short-Term Securities — 1.6% (Cost: $32,042,296)		32,046,939

Total Investments — 100.5% (Cost: $1,844,035,582)		2,020,889,187

Liabilities in Excess of Other Assets — (0.5)%		(9,213,972)

Net Assets — 100.0%		$2,011,675,215

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) January 31, 2021	iShares Developed Real Estate Index Fund

(c)	All or a portion of this security is on loan.
(d)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended January 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 01/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/21	Shares Held at 01/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$4,152,106	$22,957,362	(a)	$—	$(33,449)	$3,356	$27,079,375	27,063,137	$695,796	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,965,359	2,205	(a)	—	—	—	4,967,564	4,967,564	35,150		—

					$(33,449)	$3,356	$32,046,939		$730,946		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Nikkei 225 Index	12	03/11/21	$1,583	$(49,178)
SPI 200 Index	11	03/18/21	1,375	(34,277)
Dow Jones U.S. Real Estate Index	347	03/19/21	11,562	(30,917)

				$(114,372)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$114,372	$—	$—	$—	$114,372

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) January 31, 2021	iShares Developed Real Estate Index Fund

For the year ended January 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$6,551,197	$—	$—	$—	$6,551,197

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$66,080	$—	$—	$—	$66,080

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$31,244,930

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Equity Real Estate Investment Trusts (REITs)	$1,131,427,034	$467,498,792	$—	$1,598,925,826
Health Care Providers & Services	2,361,623	—	—	2,361,623
Hotels, Restaurants & Leisure	—	1,724,931	—	1,724,931
Real Estate Management & Development	14,159,982	371,669,886	—	385,829,868
Short-Term Securities
Money Market Funds	32,046,939	—	—	32,046,939

	$1,179,995,578	$840,893,609	$—	$2,020,889,187

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(114,372)	$—	$—	$(114,372)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

January 31, 2021

iShares Developed
Real Estate Index Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$1,988,842,248
Investments at value — affiliated(c)	32,046,939
Cash	65,571
Cash pledged for futures contracts	984,000
Foreign currency at value(d)	5,609,384
Receivables:
Investments sold	62,070
Securities lending income — affiliated	43,000
Capital shares sold	8,402,213
Dividends — unaffiliated	3,880,427
Dividends — affiliated	241
Prepaid expenses	36,946

Total assets	2,039,973,039

LIABILITIES
Collateral on securities loaned at value	27,119,984
Payables:
Investments purchased	408,101
Capital shares redeemed	203,416
Investment advisory fees	202,585
Trustees’ and Officer’s fees	3,382
Other accrued expenses	159,121
Variation margin on futures contracts	201,235

Total liabilities	28,297,824

NET ASSETS	$2,011,675,215

NET ASSETS CONSIST OF
Paid-in capital	$1,941,894,602
Accumulated earnings	69,780,613

NET ASSETS	$2,011,675,215

(a) Investments at cost — unaffiliated	$1,811,993,286
(b) Securities loaned at value	$23,196,702
(c) Investments at cost — affiliated	$32,042,296
(d) Foreign currency at cost	$5,624,235

F I N A N C I A L   S T A T E M E N T S

13

Statement of Assets and Liabilities  (continued)

January 31, 2021

iShares Developed
Real Estate Index Fund

NET ASSET VALUE
Institutional
Net assets	$46,993,542

Shares outstanding	4,804,745

Net asset value	$9.78

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$1,460,101

Shares outstanding	149,574

Net asset value	$9.76

Shares authorized	Unlimited

Par value	$0.001

Class K
Net assets	$1,963,221,572

Shares outstanding	201,104,847

Net asset value	$9.76

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended January 31, 2021

iShares Developed
Real Estate Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$51,896,025
Dividends — affiliated	35,150
Interest — unaffiliated	3,296
Securities lending income — affiliated — net	695,796
Foreign taxes withheld	(2,392,381)

Total investment income	50,237,886

EXPENSES
Investment advisory	2,042,497
Custodian	108,590
Professional	102,497
Registration	64,781
Transfer agent — class specific	44,316
Printing and postage	39,399
Trustees and Officer	11,430
Accounting services	9,308
Service — class specific	3,488
Miscellaneous	37,160

Total expenses	2,463,466
Less:
Fees waived and/or reimbursed by the Manager	(8,893)
Transfer agent fees waived and/or reimbursed — class specific	(2,181)

Total expenses after fees waived and/or reimbursed	2,452,392

Net investment income	47,785,494

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(38,693,148)
Investments — affiliated	(33,449)
Foreign currency transactions	659,269
Futures contracts	6,551,197

(31,516,131)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(125,976,166)
Investments — affiliated	3,356
Foreign currency translations	33,256
Futures contracts	66,080

(125,873,474)

Net realized and unrealized loss	(157,389,605)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(109,604,111)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statements of Changes in Net Assets

	iShares Developed Real Estate Index Fund

	Year Ended January 31,

	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$47,785,494	$64,594,127
Net realized gain (loss)	(31,516,131)	50,427,062
Net change in unrealized appreciation (depreciation)	(125,873,474)	100,117,738

Net increase (decrease) in net assets resulting from operations	(109,604,111)	215,138,927

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(876,829)	(3,274,396)
Investor A	(26,483)	(65,782)
Class K	(35,024,881)	(116,627,695)

Decrease in net assets resulting from distributions to shareholders	(35,928,193)	(119,967,873)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	411,997,883	(940,772,988)

NET ASSETS
Total increase (decrease) in net assets	266,465,579	(845,601,934)
Beginning of year	1,745,209,636	2,590,811,570

End of year	$2,011,675,215	$1,745,209,636

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund

	Institutional

	Year Ended January 31,

	2021	2020	2019		2018	2017

Net asset value, beginning of year	$11.08	$10.65	$10.51		$9.97	$9.35

Net investment income(a)	0.24	0.35	0.36	(b)	0.35	0.29
Net realized and unrealized gain (loss)	(1.35)	0.81	0.18		0.68	0.56

Net increase (decrease) from investment operations	(1.11)	1.16	0.54		1.03	0.85

Distributions(c)
From net investment income	(0.16)	(0.72)	(0.40)		(0.45)	(0.23)
From net realized gain	(0.03)	(0.01)	(0.00	)(d)	(0.04)	(0.00	)(d)

Total distributions	(0.19)	(0.73)	(0.40)		(0.49)	(0.23)

Net asset value, end of year	$9.78	$11.08	$10.65		$10.51	$9.97

Total Return(e)
Based on net asset value	(9.77)%	11.22%	5.41%		10.36%	9.09%

Ratios to Average Net Assets
Total expenses	0.20%	0.21%	0.20	%(f)	0.22%	3.91	%(g)

Total expenses after fees waived and/or reimbursed	0.20%	0.21%	0.20%		0.22%	0.29	%(g)

Net investment income	2.64%	3.22%	3.50	%(b)	3.37%	2.94	%(g)

Supplemental Data
Net assets, end of year (000)	$46,994	$53,799	$38,560		$29,007	$307

Portfolio turnover rate	7%	19%	23%		4%	11%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 29%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund (continued)

	Investor A

	Year Ended January 31,

	2021	2020	2019		2018	2017

Net asset value, beginning of year	$11.07	$10.64	$10.48		$9.95	$9.35

Net investment income(a)	0.23	0.34	0.29	(b)	0.29	0.23
Net realized and unrealized gain (loss)	(1.37)	0.80	0.22		0.70	0.61

Net increase (decrease) from investment operations	(1.14)	1.14	0.51		0.99	0.84

Distributions(c)
From net investment income	(0.14)	(0.70)	(0.35)		(0.42)	(0.24)
From net realized gain	(0.03)	(0.01)	(0.00	)(d)	(0.04)	(0.00	)(d)

Total distributions	(0.17)	(0.71)	(0.35)		(0.46)	(0.24)

Net asset value, end of year	$9.76	$11.07	$10.64		$10.48	$9.95

Total Return(e)
Based on net asset value	(10.07)%	10.96%	5.09%		10.01%	8.93%

Ratios to Average Net Assets
Total expenses	0.65%	0.61%	0.62	%(f)	0.56%	2.27	%(g)

Total expenses after fees waived and/or reimbursed	0.49%	0.49%	0.49%		0.49%	0.49	%(g)

Net investment income	2.51%	3.05%	2.86	%(b)	2.78%	2.24	%(g)

Supplemental Data
Net assets, end of year (000)	$1,460	$1,755	$561		$3,323	$1,539

Portfolio turnover rate	7%	19%	23%		4%	11%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 35%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.

See notes to financial statements.

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund (continued)

	Class K

	Year Ended January 31,

	2021	2020	2019		2018	2017

Net asset value, beginning of year	$11.06	$10.63	$10.49		$9.95	$9.35

Net investment income(a)	0.25	0.35	0.36	(b)	0.32	0.26
Net realized and unrealized gain (loss)	(1.36)	0.82	0.18		0.71	0.60

Net increase (decrease) from investment operations	(1.11)	1.17	0.54		1.03	0.86

Distributions(c)
From net investment income	(0.16)	(0.73)	(0.40)		(0.45)	(0.26)
From net realized gain	(0.03)	(0.01)	(0.00	)(d)	(0.04)	(0.00	)(d)

Total distributions	(0.19)	(0.74)	(0.40)		(0.49)	(0.26)

Net asset value, end of year	$9.76	$11.06	$10.63		$10.49	$9.95

Total Return(e)
Based on net asset value	(9.74)%	11.31%	5.48%		10.41%	9.12%

Ratios to Average Net Assets
Total expenses	0.14%	0.15%	0.15	%(f)	0.17%	0.32	%(g)

Total expenses after fees waived and/or reimbursed	0.14%	0.15%	0.14%		0.17%	0.19	%(g)

Net investment income	2.80%	3.20%	3.53	%(b)	3.08%	2.65	%(g)

Supplemental Data
Net assets, end of year (000)	$1,963,222	$1,689,655	$2,551,691		$1,719,140	$911,094

Portfolio turnover rate	7%	19%	23%		4%	11%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 28%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. iShares Developed Real Estate Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional, Investor A and Class K Shares	No	No	None

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Fund has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of January 31, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operation includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BofA Securities, Inc.	$674,868	$(674,868)	$—
Citigroup Global Markets, Inc.	84,548	(84,548)	—
Goldman Sachs & Co.	15,265,993	(15,265,993)	—
J.P. Morgan Securities LLC	609,244	(609,244)	—
Morgan Stanley & Co. LLC	6,481,177	(6,481,177)	—
National Financial Services LLC	80,872	(80,872)	—

	$23,196,702	$(23,196,702)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.12% of the average daily value of the Fund’s net assets.

The Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of the Fund for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees
Institutional	N/A
Investor A	0.25%
Class K	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended January 31, 2021, the following table shows the class specific service fees borne directly by each share class of the Fund:

Investor A
Service fees — class specific	$3,488

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended January 31, 2021, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended January 31, 2021, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Class K	Total
Reimbursed amounts	$164	$584	$2,109	$2,857

For the year ended January 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Total
Transfer agent fees — class specific	$25,318	$3,560	$15,438	$44,316

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through May 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended January 31, 2021, the amount waived was $8,893.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through May 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended January 31, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.29%
Investor A	0.49
Class K	0.24

The Manager has agreed not to reduce or discontinue these contractual expense limitations through May 31, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended January 31, 2021, there were no investment advisory fees waived and/or reimbursed by the Manager pursuant to this agreement.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed — class specific, in the Statement of Operations. For the year ended January 31, 2021, class specific expense waivers and/or reimbursements are as follows:

Investor A

Transfer agent fees waived and/or reimbursed — class specific	$2,181

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective August 13, 2022, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of January 31, 2021, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring

Fund Name/Fund Level/Share Class	January 31, 2022	August 13, 2022

iShares Developed Real Estate Index Fund
Fund Level	$—	$—
Institutional	—	—
Investor A	1,105	2,181
Class K	—	—

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on January 31, 2021:

Fund Name/Fund Level/Share Class	Expired January 31, 2021

iShares Developed Real Estate Index Fund
Fund Level	$—
Institutional	—
Investor A	1,252
Class K	—

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated – net in the Statement of Operations. For the year ended January 31, 2021, the Fund paid BTC $140,084 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended January 31, 2021, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended January 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

iShares Developed Real Estate Index Fund	$101,156,816	$11,266,869	$(4,770,832)

7.	PURCHASES AND SALES

For the year ended January 31, 2021, purchases and sales of investments, excluding short-term investments, were $550,854,460 and $111,240,132, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of January 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to the use of equalization were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

iShares Developed Real Estate Index Fund	$1,288,800	$(1,288,800)

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

Fund Name	Year Ended 01/31/21	Year Ended 01/31/20

iShares Developed Real Estate Index Fund
Ordinary income(a)	$36,462,590	$124,989,823
Long-term capital gains(a)	754,403	—

	$37,216,993	$124,989,823

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Total

iShares Developed Real Estate Index Fund	$16,764,621	$5,694,202	$47,321,790	$69,780,613

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the characterization of corporate actions, the realization for tax purposes of unrealized gains/losses on certain futures and the timing and recognition of partnership income.

As of January 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

iShares Developed Real Estate Index Fund	$1,973,507,311	$274,136,103	$(226,837,579)	$47,298,524

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended January 31, 2021, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 01/31/21		Year Ended 01/31/20
Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares Developed Real Estate Index Fund
Institutional
Shares sold	3,596,522	$30,117,781	1,983,133	$21,849,930
Shares issued in reinvestment of distributions	100,237	857,035	301,319	3,267,228
Shares redeemed	(3,745,433)	(32,160,534)	(1,051,097)	(11,641,842)

	(48,674)	$(1,185,718)	1,233,355	$13,475,316

Investor A
Shares sold	105,154	$927,393	118,774	$1,315,631
Shares issued in reinvestment of distributions	3,075	26,253	6,086	65,782
Shares redeemed	(117,223)	(1,040,732)	(19,006)	(207,648)

	(8,994)	$(87,086)	105,854	$1,173,765

Class K
Shares sold	65,510,344	$560,625,087	49,272,111	$540,195,394
Shares issued in reinvestment of distributions	3,702,403	31,681,193	9,364,918	101,460,934
Shares redeemed	(20,857,985)	(179,035,593)	(145,927,382)	(1,597,078,397)

	48,354,762	$413,270,687	(87,290,353)	$(955,422,069)

	48,297,094	$411,997,883	(85,951,144)	$(940,772,988)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Report of Independent Registered Public Accounting Firm

To the Shareholders of iShares Developed Real Estate Index Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of iShares Developed Real Estate Index Fund of BlackRock FundsSM (the “Fund”), including the schedule of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended January 31, 2017 were audited by other auditors whose report dated March 24, 2017 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

March 23, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended January 31, 2021:

Fund Name	Qualified Dividend Income

iShares Developed Real Estate Index Fund	$515,485

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended January 31, 2021:

Fund Name	Qualified Business Income

iShares Developed Real Estate Index Fund	$22,528,432

The following distribution amounts are hereby designated for the fiscal year ended January 31, 2021:

Fund Name	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends

iShares Developed Real Estate Index Fund	$6,257,097	$754,403

I M P O R T A N T T A X I N F O R M A T I O N ( U N A U D I T E D )	29

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Developed Real Estate Index Fund (the “Fund”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	33 RICs consisting of 157 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	33 RICs consisting of 157 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	33 RICs consisting of 157 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006. Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	33 RICs consisting of 157 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	33 RICs consisting of 157 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	33 RICs consisting of 157 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	31

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	33 RICs consisting of 157 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging) until May 2020

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	33 RICs consisting of 157 Portfolios	Newell Rubbermaid, Inc. (manufacturing) 1995-2016

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	33 RICs consisting of 157 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	33 RICs consisting of 157 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member Advisory Board, ESG Competent Boards since 2020.	33 RICs consisting of 157 Portfolios	None

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	33 RICs consisting of 157 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	117 RICs consisting of 265 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 266 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	33

Trustee and Officer Information (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

A D D I T I O N A L I N F O R M A T I O N	35

Additional Information  (continued)

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVA	Certificaten Van Aandelen (Dutch Certificate)

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	37

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DREI-01/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares Developed Real Estate Index Fund	$25,755	$26,520	$0	$0	$15,400	$15,400	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0

(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 3 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

        The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

        Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
iShares Developed Real Estate Index Fund	$15,400	$15,400

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: April 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: April 5, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: April 5, 2021